FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 26, 2002
                                                 -------------------------------

                           FLAG Financial Corporation
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             (Exact name of registrant as specified in its charter)


Georgia                                000-24532                      58-209417
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(State or other jurisdiction           (Commission               (IRS Employer
of incorporation)                       File Number)         Identification No.)


101 North Greenwood Street.                                             30240
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:           (706) 845-5000
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Item 5.           Other Events
 v                ------------

     On February 26, 2002, a complaint was filed against various directors of FLAG Financial Corporation ("FLAG") in the Superior Court of Troup County, Georgia, civil action no. 02-cv-172. The complaint purports to be a class action and shareholder derivative complaint arising out of the decision to remain independent and the rejection of an unsolicited offer to acquire FLAG.

     On March 1, 2002, FLAG's independent directors appointed a special committee of independent directors to review the allegations made in the complaint and to make a recommendation as to whether the maintenance of such a lawsuit by FLAG is in the best interest of the corporation and its shareholders.

     The foregoing summary description is qualified in its entirety by reference to the press release, which is attached as an exhibit to this Current Report on Form 8-K.


Item 7.           Exhibits
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(c)      Exhibits
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                  No.               Description
                -------            --------------
99.1                       Press Release dated March 1, 2002.


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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 4, 2002                 FLAG FINANCIAL CORPORATION


                                     By: /s/ J. Daniel Speight, Jr.
                                         --------------------------
                                         J. Daniel Speight, Jr.
                                         President

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                                  EXHIBIT INDEX



         No.               Description
         ---               -----------

99.1     Press Release dated March 1, 2002.